  Open Lending Reports Third Quarter 2020 Financial Results The Company Announces that OEM #2 Came Back Online in October as Planned AUSTIN, TX, November 10, 2020 – Open Lending Corporation (NASDAQ: LPRO) (the “Company” or “Open Lending”), a leading provider of lending enablement and risk analytics solutions to financial institutions, today reported financial results for its third quarter of 2020. “We are very encouraged by our third quarter results, which include an 8% increase in certified loans, a 35% increase in revenue and a 29% increase in Adjusted EBITDA compared to the third quarter of 2019,” said John Flynn, Chairman and CEO Open Lending. “Our lending partners have proven resilient and continue to utilize our platform throughout the COVID-19 pandemic. We believe the low interest rate environment, the increased demand and value of used cars, and consumers moving out of cities and reluctant to use public modes of transportation are driving these positive trends. We are also thrilled that OEM#2 came back on to our platform in October as planned.” Three Months Ended September 30, 2020 Highlights  The Company facilitated 20,696 certified loans during the third quarter of 2020, compared to 19,087 certified loans in the third quarter of 2019  Total revenue was $29.8 million, compared to $22.1 million in the third quarter of 2019  Gross profit was $27.3 million, compared to $20.2 million in third quarter of 2019  GAAP net loss of $(71.1) million, compared to GAAP net income of $14.7 million in third quarter 2019. The GAAP net loss was primarily attributable to $(83.1) million in change in estimated fair value of contingent consideration shares awarded as part of the business combination with Nebula Acquisition Corporation (“Nebula”) on June 10, 2020. Given the share price performance milestones for the contingent consideration have all been met as of August 2020, net income beginning in the fourth quarter of 2020 and beyond will not be burdened by any changes to the fair value of the contingent consideration shares.  Adjusted EBITDA was $19.7 million, compared to $15.3 million in the third quarter of 2019 Adjusted EBITDA is a non-GAAP financial measure. Reconciliations of this non-GAAP financial measure to its most directly comparable GAAP financial measure are provided in the financial tables included at the end of this press release. An explanation of this measure and how it is calculated is also included under the heading “Non-GAAP Financial Measures.” 2020 Outlook Based on third quarter results and thoughts regarding the remainder of the year, the Company is reaffirming its previously issued guidance of the following: Full Year 2020 Outlook Total Certified Loans 85,000 – 101,000 Total Revenue $89 - $108 million Adjusted EBITDA $54 - $70 million Adjusted Operating Cash Flow (1) $34 - $41 million (1) Adjusted Operating Cash Flow is defined as Adjusted EBITDA, minus CAPEX, plus or minus change in contract assets. The guidance provided above includes forward-looking statements within the meaning of U.S. securities laws. While the financial guidance takes into account the anticipated impact of the global COVID-19 pandemic, the impact of the pandemic is unprecedented and the future effect of the pandemic on the global economy and our financial results remains highly uncertain, and our actual results may differ materially. See “Forward-Looking Statements” below.

Conference Call Open Lending will host a conference call to discuss the third quarter 2020 financial results today at 5:00 pm ET. Hosting the call will be John Flynn, Chairman and CEO, Ross Jessup, President and COO, and Chuck Jehl, CFO. The conference call will be webcast live from the Company's investor relations website at https://investors.openlending.com/ under the “Events” section. A replay will be available two hours after the call and can be accessed by dialing (844) 512-2921 or (412) 317-6671 for international callers; the conference ID is 13710754. The replay will be available until Tuesday, November 24, 2020. An archive of the webcast will be available at the same location on the website shortly after the call has concluded. About Open Lending Open Lending, through its flagship product, Lenders Protection, offers loan analytics, risk-based pricing, risk modeling and default insurance, ensuring profitable auto loan portfolios for financial institutions throughout the United States. For more information, please visit www.OpenLending.com. Forward-Looking Statements This press release includes certain statements that are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995, including statements related to market trends, the anticipated impact of the recent novel coronavirus (COVID-19) pandemic on factors impacting the Company’s business, the Company’s new lender pipeline, consumer behavior and demand for automotive loans, as well as future financial performance under the heading “2020 Outlook” above. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These statements are based on various assumptions and on the current expectations of the Company’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the Company’s control. These forward-looking statements are subject to a number of risks and uncertainties, including general economic, political and business conditions; the potential effects of COVID-19; applicable taxes, inflation, interest rates and the regulatory environment; the outcome of judicial proceedings to which Open Lending is, or may become a party; failure to realize the anticipated benefits of the business combination; the amount of redemption requests made by the Company’s stockholders; those factors discussed in other documents of the Company filed, or to be filed, with the SEC. If the risks materialize or assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that the Company presently does not know or that they currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect the Company’s expectations, plans or forecasts of future events and views as of the date of this press release. The Company anticipates that subsequent events and developments will cause their assessments to change. However, while the Company may elect to update these forward- looking statements at some point in the future, the Company specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing the Company’s assessments as of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements. Non-GAAP Financial Measures Included in this press release is financial information that has not been prepared in accordance with GAAP. The Company uses Adjusted EBITDA, a non-GAAP financial measure, internally in analyzing our financial results and believe it is useful to investors, as a supplement to GAAP measures, in evaluating our ongoing operational performance. The Company believes that the use of this non-GAAP financial measure provides an additional tool for investors to use in evaluating ongoing operating results and trends and in comparing our financial results with other companies in our industry, many of which present similar non-GAAP financial measures to investors. Adjusted EBITDA is a non-GAAP financial measure used by management to evaluate its operating performance, generate future operating plans, and make strategic decisions, including those relating to operating expenses and the allocation of internal resources. Accordingly, the Company believes these measures provide useful information to investors and others in understanding and evaluating its operating results in the same manner as its management and board of directors. In addition, they provide useful measures for period-to-period comparisons of our business, as they remove the effect of certain non-cash items and certain variable charges. Adjusted EBITDA is defined as net income excluding interest expense, income taxes, depreciation and amortization expense, share-based compensation expense, change in fair value of contingent consideration and transaction bonuses as a result of the Business Combination. Adjusted EBITDA margin is defined as Adjusted EBITDA expressed as a percentage of total revenue.  Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. Investors are encouraged to review the reconciliation of Adjusted EBITDA to its most directly comparable GAAP financial measure provided in the financial statement tables included below in this press release. Contact: ICR for Open Lending Investors openlending@icrinc.com

OPEN LENDING CORPORATION Consolidated Balance Sheets (In thousands, except per share data) September 30, December 31, 2020 2019 (Unaudited) Assets Current assets Cash and cash equivalents $ 115,153 $ 7,676 Restricted cash 2,613 2,222 Accounts receivable 3,392 3,767 Current contract assets 27,814 29,782 Prepaid expenses 2,975 479 Other current assets 5,168 205 Deferred transaction costs - 1,081 Total current assets 157,115 45,212 Property and equipment, net 1,315 299 Operating lease right-of-use assets, net 5,853 - Non-current contract assets 45,174 33,169 Deferred tax asset, net 85,269 - Other non-current assets 181 506 Total assets $ 294,907 $ 79,186 Liabilities and stockholders’ equity (deficit) Current liabilities Accounts payable $ 2,283 $ 1,337 Accrued expenses 1,409 2,006 Income tax payable 544 - Current portion of notes payable 4,675 2,484 Other current liabilities 4,220 2,366 Total current liabilities 13,131 8,193 Long-term notes payable, net of unamortized debt issuance costs 154,139 829 Operating lease liabilities, net of current portion 5,265 - Other long-term liabilities 88,090 - Total liabilities $ 260,625 $ 9,022 Commitment and contingencies Redeemable convertible preferred Series C units, 0 and 14,278,603 units issued and outstanding as of September 30, 2020 and December 31, 2019, respectively - 304,943 Stockholders’ equity (deficit) Preferred stock, $0.01 par value; 10,000,000 shares authorized, and 0 shares issued as of September 30, 2020 and December 31, 2019, respectively - - Common stock, $0.01 par value; 550,000,000 shares authorized and 126,919,572 issued and outstanding as of September 30, 2020; 110,000,000 authorized and 37,631,052 1,269 376 issued an outstanding as of December 31, 2019 Additional paid-in capital 476,403 7,626 Accumulated deficit (443,390) (242,781) Total stockholders’ equity (deficit) 34,282 (234,779) Total liabilities and stockholders’ equity (deficit) $ 294,907 $ 79,186

OPEN LENDING CORPORATION Consolidated Statements of Operations and Comprehensive Income (Loss) (In thousands, except per share data) (Unaudited) Three Months Ended September 30, Nine Months Ended September 30, 2020 2019 2020 2019 Revenue Program fees $ 10,087 $ 8,950 $ 31,592 $ 26,407 Profit share 18,544 12,310 34,482 38,089 Claims administration service fees 1,131 844 3,185 2,275 Total revenue 29,762 22,104 69,259 66,771 Cost of services 2,496 1,923 6,818 5,517 Gross profit 27,266 20,181 62,441 61,254 Operating expenses General and administrative 5,015 3,263 23,233 9,670 Selling and marketing 2,118 1,810 5,491 5,455 Research and development 579 291 1,286 869 Operating income 19,554 14,817 32,431 45,260 Change in fair value of contingent consideration (83,130) - (131,932) - Interest expense (3,572) (70) (7,980) (238) Interest income 36 7 97 15 Other income - 3 3 9 Income/(loss) before income taxes (67,112) 14,757 (107,381) 45,046 Provision (benefit) for income taxes 4,021 41 5,385 (58) Net income / (loss) attributable to Open Lending Corporation $ (71,133) $ 14,716 $ (112,766) $ 45,104 Net income/(loss) per common share attributable to Open Lending Corporation: Basic and diluted net income (loss) per share (0.62) (1.25) (1.56) (1.78) Weighted average shares of common stock outstanding 115,189,532 37,631,052 67,828,046 37,631,052

OPEN LENDING CORPORATION Consolidated Statements of Cash Flows (In thousands) (Unaudited) Nine Months Ended September 30, 2020 2019 Cash flows from operating activities Net income (loss) $ (112,766) $ 45,104 Adjustments to reconcile net income to net cash provided by operating activities: Share-based compensation 2,676 1,497 Depreciation and amortization 1,112 78 Change in fair value of contingent consideration 131,932 - Deferred income taxes 4,683 - Changes in assets & liabilities: Accounts receivable 375 (828) Contract assets (10,037) (16,871) Operating lease right-of-use assets (523) - Prepaid expenses (1,415) (293) Other current and non-current assets (2,002) (388) Accounts payable 946 (285) Accrued expenses (597) 829 Income tax payable 544 - Operating lease liabilities (280) - Other liabilities 1,727 295 Net cash provided by operating activities 16,375 29,138 Cash flows from investing activities Purchase of property and equipment (1,097) (66) Net cash used in investing activities (1,097) (66) Cash flows from financing activities Repayments of notes payable (5,443) (1,863) Proceeds from issuance of long-term debt, net of issuance costs 160,233 - Distributions to Open Lending, LLC unitholders (135,380) (30,361) Proceeds from stock warrant exercise 88,042 - Recapitalization transaction, net of transaction costs (14,862) - Net cash provided by (used in) financing activities 92,590 (32,224) Net change in cash and cash equivalents and restricted cash 107,868 (3,152) Cash and cash equivalents and restricted cash at the beginning of the period 9,898 13,136 Cash and cash equivalents and restricted cash at the end of the period $ 117,766 $ 9,984 Supplemental disclosure of cash flow information: Interest paid $ 7,209 $ 238 Income tax paid (refunded), net 158 (58) Right-of-use assets obtained in exchange for lease obligations 5,375 - Change in fair value of Open Lending, LLC redeemable convertible preferred units (47,537) 104,825 Conversion of preferred stock to common stock 257,406 -

  OPEN LENDING CORPORATION Reconciliation of GAAP to Non-GAAP Financial Measures (In thousands) (Unaudited) Three Months Ended Nine Months Ended September 30, September 30, 2020 2019 2020 2019 GAAP net income (loss) $ (71,133) $ 14,716 $ (112,766) $ 45,104 Less: Non-GAAP adjustments: Change in fair value of contingent consideration (1) 83,130 - 131,932 - Transaction bonuses (2) - - 9,112 - Interest Expense 3,572 70 7,980 238 Share-based compensation (3) - 487 2,676 1,497 Depreciation and Amortization 167 26 406 78 Income Taxes 4,021 41 5,385 (58) Total adjustments 90,890 624 157,491 1,755 Adjusted EBITDA 19,757 15,340 44,725 46,859 Total Revenue $ 29,762 $ 22,104 $ 69,259 $ 66,771 Adjusted EBITDA margin 66% 69% 65% 70% Notes: (1) Reflects non-cash charges for the change in the estimated fair value of contingent consideration shares from June 10, 2020 through the date when each tranche of contingent consideration shares vested as the share price performance milestone was achieved. (2) Reflects transaction bonuses awarded to key employees and directors in connection with the business combination with Nebula. (3) Represents non-cash charges associated with the Class B Unit Incentive Plan of Open Lending, LLC. For the three months ended September 30, 2020 represents accelerated vesting of the legacy plan as result of the business combination with Nebula.